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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT

                           Pursuant to Section 13 or 15 (d)
                        of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) -  January 16, 1996



                                   PHOENIX NETWORK, INC.
                (Exact Name of Registrant as specified in its Charter)



      Delaware                        0-17909                     84-0881154
(State or other                 (Commission File               (IRS Employer
  Jurisdiction of                    Number)                   Identification
  Incorporation)                                                  Number)


550 California Street, 11th Floor, San Francisco, California          94104
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's Telephone Number, including area code: 415-399-3300

Item 2.   Acquisition or Disposition of Assets

     On  January 16, 1996, pursuant to  an Agreement and Plan  of Merger (the
"Merger
Agreement") dated as of January 16, 1996 by and among the Registrant, Phoenix Network Acquisition Corp., a wholly-owned subsidiary of the Registrant ("PNAC"), Automated Communications, Inc. ("ACI") and Judy Van Essen, the sole shareholder of ACI, the Registrant acquired ACI through a merger (the "Merger") of ACI with and into PNAC. PNAC is the surviving corporation in the Merger and remains a wholly-owned subsidiary of the Registrant. The board of directors of the Registrant approved the Merger at a special
meeting  held on  January 15, 1996.   Automated  Communications,  Inc. is  a
facilities based long distance phone service carrier that operates state-of -the-art switching centers in Colorado Springs, Minneapolis and Phoenix.

   In the Merger, and in exchange for the ACI capital stock, the Registrant issued 2,800,000 shares of its common stock and PNAC issued a $2,400,000
promissory note payable to the sole shareholder of ACI.   In addition,
included in the liabilities of ACI that were assumed by PNAC was a promissory note payable to the sole shareholder of ACI in the amount of $4,000,000 which promissory note was paid in full shortly after the closing of the Merger. The 2,800,000 shares issued represent approximately 16.4% of the total shares of Registrant s common stock outstanding after the Merger. The 2,800,000 shares of the Registrant s common stock have not been registered under the Securities Act of 1933, as amended, and were issued pursuant to exemptions from registration and qualification under state and federal securities laws relating to transactions not involving a public offering or solicitation.

   The foregoing is qualified in its entirety by reference to the Merger Agreement and the Registrant's press release dated January 17, 1996, copies of which are attached as exhibits hereto and which are hereby incorporated by reference herein. The Merger Agreement contains, among other things, provisions with respect to adjustment of the consideration paid and indemnification of PNAC and the Registrant.

Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.

          (4) At this time it is impracticable to provide the required financial statements for ACI. The required financial statements will be filed under cover of Form 8-KA as soon as practicable, but not later than 60 days after the date hereof.

     (b)  Pro Forma Financial Information.

          (2) At this time it is impracticable to provide the required pro forma financial statements relating to the Merger.
               The required pro forma financial statements will be filed under cover of Form 8-KA as soon as practicable, but not later than 60 days after the date hereof.

     (c)  Exhibits

          2    Merger Agreement, dated January 16, 1996.

          20   Press release, dated January 17, 1996.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 1996                  PHOENIX NETWORK, INC.



                                   By:  /s/ Wallace M. Hammond
                                        ----------------------
                                        Wallace M. Hammond
                                        President & CEO